                                                                    EXHIBIT 10.1



                          REDACTED FOR CONFIDENTIALITY





                               Dated 27 July 2000





                  LUCENT TECHNOLOGIES MICROELECTRONICS PTE LTD.





                                     - and -





                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD





                                     - and -





                     SILICON MANUFACTURING PARTNERS PTE LTD





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                           AMENDMENT AGREEMENT (NO. 1)
                                       TO
                    LICENSE AND TECHNOLOGY TRANSFER AGREEMENT
                             DATED 17 FEBRUARY 1998


             -------------------------------------------------------

                           AMENDMENT AGREEMENT (NO. 1)

     THIS AMENDMENT AGREEMENT (NO. 1) is made on 27 July 2000
BETWEEN :-

(1) LUCENT TECHNOLOGIES MICROELECTRONICS PTE LTD ("Lucent"), a company incorporated in Singapore, with its principal place of business at 3, Kallang Sector, Kolam Ayer Industrial Park, Singapore 349278;

(2) CHARTERED SEMICONDUCTOR MANUFACTURING LTD ("CSM"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406; and

(3) SILICON MANUFACTURING PARTNERS PTE LTD ("JV COMPANY"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406.

     Lucent, CSM and JV COMPANY are collectively referred to herein as "Parties" and individually referred to herein as a "Party".


     WHEREAS:-

(A) The Parties have entered into a License and Technology Transfer Agreement dated 17 February 1998 (the "License and Technology Transfer Agreement").

(B) The Parties are entering into this Amendment Agreement (No. 1) to vary the License and Technology Transfer Agreement with effect from the date hereof.


     IT IS AGREED as follows:-


1.   INTERPRETATION

     All terms and references used in the License and Technology Transfer Agreement and which are defined or construed in the License and Technology Transfer Agreement but are not defined or construed in this Amendment Agreement (No. 1) shall have the same meaning and construction in this Amendment Agreement (No. 1).

2.   AMENDMENT TO THE LICENSE AND TECHNOLOGY TRANSFER AGREEMENT

     The Parties agree that with effect from the date of this Amendment Agreement (No. 1), the following exhibits of the License and Technology Transfer Agreement

     -- Exhibit A Lucent's Technical Information

     -- Exhibit B Lucent's Restricted Technical Information

     -- Exhibit C CSM's Technical Information

     -- Exhibit D CSM's Restricted Technical Information

     -- Exhibit E Technical Information Which May Be Disclosed To Customers

     shall be amended by deleting the said exhibits in their entirety and replacing therewith, the exhibits attached to this Amendment Agreement (No. 1) and marked as

     -- "Exhibit A Lucent's Technical Information"

     -- "Exhibit B Lucent's Restricted Technical Information"

     -- "Exhibit C CSM's Technical Information"

     -- "Exhibit D CSM's Restricted Technical Information"

     -- "Exhibit E Technical Information Which May Be Disclosed to Customers" respectively.


3.   SAVING AND INCORPORATION

(A) Save as expressly amended by this Amendment Agreement (No. 1), the terms and conditions of the License and Technology Transfer Agreement shall continue to be in full force and effect in all other respects.

(B) The License and Technology Transfer Agreement and this Amendment Agreement (No. 1) shall be construed as one document and this Amendment Agreement (No. 1) shall be deemed to be part of the License and Technology Transfer Agreement. Where the context so permits, references in the License and Technology Transfer Agreement and in this Amendment Agreement (No. 1) to "the License and Technology Transfer Agreement" or "this Agreement" shall be read and construed as references to the License and Technology Transfer Agreement as amended and supplemented this Amendment Agreement (No. 1).


4.   Governing Law

     This Amendment Agreement (No. 1) shall be interpreted in accordance with the law of the State of New York, United States of America, without regard to conflicts of laws provisions.

I N W I T N E S S W H E R E O F the parties have entered into this Amendment Agreement (No. 1) as of the latest date stated below.


                  LUCENT TECHNOLOGIES MICROELECTRONICS PTE LTD

                   By:            /s/ Jeff Mowla
                           -----------------------------------
                   Name :           Jeff Mowla
                           -----------------------------------
                   Title :           Director
                           -----------------------------------
                   Date:          27 July 2000
                           -----------------------------------


                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD

                   By:               /s/ Barry Waite
                           -----------------------------------
                   Name :              Barry Waite
                           -----------------------------------
                   Title : President & Chief Executive Officer
                           -----------------------------------
                   Date:             21 June 2000
                           -----------------------------------


                     SILICON MANUFACTURING PARTNERS PTE LTD

                   By:               /s/ Marc Rougee
                           -----------------------------------
                   Name :            Marc Rougee
                           -----------------------------------
                   Title :           General Manager
                           -----------------------------------
                   Date:             22 June 2000
                           -----------------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED
                      The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                    EXHIBIT A


                         LUCENT'S TECHNICAL INFORMATION

Lucent's ****** and ****** and ****** Digital and Linear Process Technologies

1.   Process Flow
2.   Process Log
3.   Process recipes and tool set-ups
4.   Target film thicknesses
5.   Schematic cross-sections
6.   Electrical specifications
7.   Layout rules
8.   Transistor spice files
9.   Device characterization data
10.  Process characterization data
11.  Process capability data
12.  Yield and Defect Density Trend data
13.  Reliability Characterisation data and Qualification Reports
14.  FMA results
15.  Equipment and Materials specifications

Lucent's Technical Information shall not include Lucent's BiCMOS, FLASH and embedded DRAM modules.

                                   EXHIBIT B


                    LUCENT'S RESTRICTED TECHNICAL INFORMATION

Lucent's BiCMOS, FLASH and embedded DRAM modules.

1.   Process Flow
2.   Process Log
3.   Process recipes and tool set-ups
4.   Target film thicknesses
5.   Schematic cross-sections
6.   Electrical specifications
7.   Layout rules
8.   Transistor spice files
9.   Device characterization data
10.  Process characterization data
11.  Process capability data
12.  Yield and Defect Density Trend data
13.  Reliability Characterisation data and Qualification Reports
14.  FMA results
15.  Equipment and Materials specifications

                                                CONFIDENTIAL TREATMENT REQUESTED
                      The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                  EXHIBIT C


                           CSM'S TECHNICAL INFORMATION

(A)  For the following Process Modules,

(1)  CSM's ****************************************************** Process
     Technology;

(2)  CSM's ****************************************************** Process
     Technology;

(3)  CSM's ****************************** Process Technology;

(4)  CSM's ********************************************** Process Module;

(5)  CSM's ************************** Process Technology;

(6)  CSM's ************ Process Technology;

(7)  CSM's ************************ Process Technology; and

(8)  CSM's ************ Process Technology.

CSM will provide the following Technical Information:

1.   Process Flow
2.   Process Log
3.   Process recipes and tool set-ups
4.   Target film thicknesses
5.   Schematic cross-sections
6.   Electrical specifications
7.   Layout rules
8.   Transistor spice files
9.   Device characterization data
10.  Process characterization data
11.  Process capability data
12.  Yield and Defect Density Trend data
13.  Reliability Characterisation data and Qualification Reports
14.  FMA results
15.  Equipment and Materials specifications

                                                CONFIDENTIAL TREATMENT REQUESTED
                      The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


(B)  CSM's Technical Information shall not include:-

(1) any of CSM's customer specific derivative process technologies based on any of CSM's baseline Process Technologies listed above in Section A of this Exhibit C;

(2)  CSM's *********************************** Process Technologies;

(3)  CSM's ************************* Process Technologies; and

(4)  CSM's ************************ Process Technologies.

                                                CONFIDENTIAL TREATMENT REQUESTED
                      The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                    EXHIBIT D


                     CSM'S RESTRICTED TECHNICAL INFORMATION

The following information:

1.   Process Flow
2.   Process Log
3.   Process recipes and tool set-ups
4.   Target film thicknesses
5.   Schematic cross-sections
6.   Electrical specifications
7.   Layout rules
8.   Transistor spice files
9.   Device characterization data
10.  Process characterization data
11.  Process capability data
12.  Yield and Defect Density Trend data
13.  Reliability Characterisation data and Qualification Reports
14.  FMA results
15.  Equipment and Materials specifications

relating to :-

(1) any of CSM's customer specific derivative process technologies based on any of CSM's baseline Process Technologies listed above in Section A of Exhibit C;

(2)  CSM's ************************************ Process Technologies;

(3)  CSM's ************************* Process Technologies; and

(4)  CSM's ************************ Process Technologies.

                                                CONFIDENTIAL TREATMENT REQUESTED
                      The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                    EXHIBIT E


            TECHNICAL INFORMATION WHICH MAY BE DISCLOSED TO CUSTOMERS

     The following portions of Lucent's Technical Information (Exhibit A) and CSM's Technical Information (Exhibit C) can be provided to customers under appropriate confidentiality terms in accordance with the provisions of Article :

1.   Process Information

Process Name
Technology
Process Type
Number of Poly Layers
Number of Metal Layers
Poly Type
Voltage Type
Module Addition
Process Description
Starting Material Type(s)
     Non-EPI Layer
     Epitaxial Layer

Process Runsheet Spec
Non-Proprietary Process Flow Spec
Schematic Cross-Sections
Topological Design Rule Spec
Mask Bias Table Spec
Number of Reticles
Number of Masking Layers
Frame Doc #
Frame Table #
Reliability Spec
CSM's ****** and *********** Bitcells

                                                CONFIDENTIAL TREATMENT REQUESTED
                      The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


2.   Electrical Test Information

Spice Model Spec
     Level - 13
     Level - 28
     Level - 49
     Level - 53
     BSIM3
Electrical Parameters Spec
Electrical Test Spec
Electrical Test Program Spec


3.   Qualification Plan

Reliability Results Report (at QA)
Qual Report


4.   Phase of Process

Engineering Prototype/ Pilot Production/ Production